

SPARTAN®

COMMAND
YOUR ROAD.

THIRD QUARTER 2018 EARNINGS CONFERENCE CALL

October 31, 2018

FORWARD-LOOKING STATEMENT

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as “believe”, “expect“, “forecast”, “”potential“, "project", "future", "may“, "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

IMPACT OF REVENUE RECOGNITION

Three Months Ended September 30, 2018

Consolidated Income Statement ($M)	As Reported	Balances Without Adoption of ASC 606	Effect of Change Higher (Lower)	% Inc (Dec)
Sales	$ 226.2	$ 231.1	$ (4.9)	-2.1%
Cost of products sold	200.0	204.6	(4.6)	-2.2%
Taxes	1.0	1.0	-	0.0%
Net income	5.2	5.4	(0.2)	-3.7%
Backlog	484.9	517.1	(32.2)	-6.2%
Fleet Vehicles & Services	**Segment Impact**			
Sales	$ 118.4	$ 117.5	$ 0.9	0.8%
Adj EBITDA	7.2	7.2	-	0.0%
Backlog	275.2	284.6	(9.3)	-3.3%
Emergency Response	**Segment Impact**			
Sales	$ 60.3	$ 66.1	$ (5.8)	-8.8%
Adj EBITDA	0.6	0.9	(0.3)	-33.3%
Backlog	175.7	198.5	(22.8)	-11.5%

- Impact from adopting ASC 606 on a consolidated basis:
  - Sales $4.9M lower
  - COGS $4.6M lower
  - Net income $0.2M lower, net of tax
  - Backlog lower by $32.2M
- Going forward impact is expected to be minimal

OVERVIEW – 3Q18 VS. 3Q17



Revenue ($ M)
$167.1
$169.7
$189.2
$173.0
$184.0
$226.2
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue for 3Q18 up $37.0M, or 19.6%, to $226.2M from $189.2M
  - FVS up $39.8M – higher USPS, Reach™, and upfit center volume
  - ER down $5.6M – lower volume and unfavorable sales mix
  - SCV up $2.7M – strength of luxury motor coach sales



Net Income ($ M) (EPS)
-$0.03
-$1.1
$1.1
$0.03
$13.5
$0.38
$4.2
$0.12
$3.7
$0.11
$5.2
$0.15
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Net Income for 3Q18 fell by $8.3M, or 61.5%, to $5.2M from $13.5M
- EPS decreased $0.23, or 60.5%, to $0.15 from $0.38 last year.
- Gross profit margin decreased 350 bps to 11.6% of sales from 15.1% of sales
  - Primarily driven by tariff-driven increases in commodity and component costs, chassis shortages, supplier component delays, freight costs, and disruptions and labor shortages

BUSINESS UPDATE - FVS

- Last Mile Delivery – momentum continues to build
- Major e-commerce upfit order
  - Amazon and Mercedes announced a 20,000 unit Sprinter order – likely to be dual sourced
  - Spartan operating in Ladson, SC – building 70 per day
  - Completing first build on Promaster (Saltillo)
- USPS cargo body $214M two-year contract for 2,141 vehicles
  - $80M in revenue targeted for 2018
- Work-Driven Design™ driving sales across multiple product lines
  - Major fleet orders from Frito Lay and linen company
  - First ever UPS Refrigerated Truck Body, delivered to Hawaii
- EV continues to gain momentum – ability to produce vehicles across GVWR Classes 1 – 6
  - New suppliers in addition to Motiv, now include Zenith & Cummins Electrified Power




We Deliver For You.


Sysco

BUSINESS UPDATE - ER

- Achieved 5th consecutive quarter of profitability
- Continue to implement margin improvement initiatives
    - New order-to-ship process improvements implemented in Brandon, SD facility
    - Facility optimization – UST successfully consolidated into Brandon location
    - S180 production successfully relocated to Brandon, SD
    - Dealer consolidation underway in key locations; targeting completion in Q1 2019
- Expanded distribution coverage to Florida (Top-5 market) and signed a long term Canadian distribution contract
- Continued aerial product line reintroductions
    - Earned Professional Engineer Certification on LTC Snorkel



BUSINESS UPDATE - SCV

- Continues to gain share in Luxury Motor Coach chassis market
  - 25% market share in diesel >400hp segment
- Launch of new OEM on K1 360 chassis
  - NeXus RV – Bentley Diamond (40’)
- Continued growth of our smaller format K1 360 chassis
  - Jayco Embark (37’and 39’)
  - Entegra Coach’s Reatta (37’ and 39’)
- Contract manufacturing for Isuzu vehicles continues to grow
  - Added a second shift to support increased demand







FINANCIAL REVIEW
3RD QUARTER 2018

OVERVIEW – 3Q18 VS. 3Q17



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$4.2
2.5%
$4.9
2.9%
$12.9
6.8%
$5.6
3.2%
$8.9
4.8%
$10.6
4.7%
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Adjusted EBITDA fell $2.3M, or 17.8%, to $10.6M from $12.9M
- Adjusted EBITDA margin decreased 210 basis points to 4.7% of sales compared to 6.8% of sales
  - Reflects tariff-driven increases in costs, chassis shortages, supplier component delays, freight cost increases and labor shortages



Adjusted Net Income ($ M) (Adj EPS)
$1.3
$0.04
$2.4
$0.07
$7.4
$0.21
$3.3
$0.09
$4.3
$0.12
$6.0
$0.17
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Adjusted net income fell 18.9% to $6.0M from $7.4M
- Adjusted EPS of $0.17 versus $0.21 a year ago
- Backlog down 9.8% to $484.9M from $537.7M a year ago.
  - $159M USPS order remaining in 3Q18 vs $214M in 3Q17

See GAAP reconciliation in Appendix

3Q18 RESULTS IMPACTED BY:



3rd Quarter Adjusted EBITDA Bridge
100%
21.3%
5.0%
4.5%
2.5%
4.0%
62.7%
Forecasted EBITDA
Tariffs & Materials Impacts
Chassis Shortages
Component & Logistics Delays
Labor Shortages
Hurricane & Other
Actual EBITDA

FLEET VEHICLES & SERVICES – 3Q18


FVS Revenue ($ M)
$53.9
$53.5
$78.6
$59.7
$78.4
$118.4
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18


FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.2
$6.2
$8.8
$4.6
$8.4
$7.2
11.6%
11.5%
11.2%
7.7%
10.7%
6.1%
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue up $39.8M to $118.4M from $78.6M
  - Increased volume relating to USPS truck body, Reach™ vehicle, and upfits
- Adjusted EBITDA decreased $1.6M to $7.2M from $8.8M unfavorable sales mix, tariff-driven increases in costs and increased freight costs
- Adjusted EBITDA margin decreased 510 basis points to 6.1% of sales from 11.2%
- Backlog down 5.9% to $275.2M compared to $292.5M a year ago
  - Backlog up 48.6% to $116.2M compared to $78.2M a year ago, excluding USPS truck body order

EMERGENCY RESPONSE – 3Q18


ER Revenue ($ M)
$80.2
$80.8
$65.9
$66.7
$59.6
$60.3
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18


ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$2.5
$1.2
$0.2
$0.6
3.8%
1.9%
1.0%
-1.7%
-0.8%
0.3%
-$0.7
-$1.3
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue down 8.5% to $60.3M from $65.9M
  - Reflects lower volume and unfavorable sales mix
- Adjusted EBITDA fell $1.9M to $0.6M compared to $2.5M last year
  - Driven primarily by reduced volume, tariff-driven increases in costs, and supplier delays
- Adjusted EBITDA margin decreased 280 basis points to 1.0% of sales
- Backlog down 17.6% to $175.7M compared to $213.3M a year ago

SPECIALTY CHASSIS & VEHICLES – 3Q18



SCV Revenue ($ M)
$33.0
$35.8
$49.0
$48.2
$47.5
$51.7
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.5
$2.8
$5.1
$3.1
$4.4
$5.9
4.7%
7.7%
10.5%
6.5%
9.2%
11.4%
1Q17
2Q17
3Q17
1Q18
2Q18
3Q18

- Revenue up $2.7M, or 5.5%, to $51.7M from $49.0M last year
  - Luxury motor coach chassis sales up $1.9M, or 5.1% to $38.9M from $37.0M
- SCV adjusted EBITDA increased $0.8M to $5.9M from $5.1M
- Adjusted EBITDA margin improved 90 basis points to 11.4% of sales from 10.5% of sales
  - Due to strong momentum in luxury motor coach chassis, partially offset by tariff-driven increases in commodity and component costs
- Backlog up 6.6% to $34.0M compared to $31.9M a year ago
  - Luxury motor coach backlog up 3.1% compared to a year ago

FINANCIAL OUTLOOK - 2018

2018 Guidance			
(millions except per share)	**Low**	**Mid-point**	**High**
Revenue	**$790.0**	**$802.5**	**$815.0**
Net income	**$14.4**	**$15.4**	**$16.4**
Adjusted EBITDA	**$29.3**	**$30.3**	**$31.3**
EPS	**$0.41**	**$0.44**	**$0.47**
Adjusted EPS	**$0.42**	**$0.45**	**$0.48**

FINANCIAL OUTLOOK – GUIDANCE 2018


FY2018 Midpoint Guidance Adjusted EBITDA Bridge
$40.5M
$6.5M
$1.5M
$1.2M
$0.6M
$0.4M
$30.3M
Previous Midpoint Guidance
Tariffs & Materials Impacts
Chassis Shortages
Component & Logistics Delays
Labor Shortages
Other
Revised Midpoint Guidance

BALANCE SHEET – 3Q18

Spartan Motors, Inc.
Summary Balance Sheet
(unaudited)

($000's)	**Sep 30, 2018**	**Dec 31, 2017**
Assets		
Cash	$ 15,667	$ 33,523
Accts Receivable	109,946	83,147
Contract Assets	43,576	-
Inventory	75,759	77,692
PP&E	55,547	55,177
Other Assets	49,400	51,625
Total Assets	**$ 349,895**	**$ 301,164**
Liabilities & Shareholders' Equity		
Accts Payable	$ 92,598	$ 40,643
Long-term Debt	18,560	17,925
Other Liabilities	55,013	74,327
Total Liabilities	**166,171**	**132,895**
Shareholders' Equity	183,724	168,269
Total Liabilities & Equity	**$ 349,895**	**$ 301,164**
Total Liquidity		
Cash	$ 15,667	$ 33,523
Net Borrowing Capacity	116,109	66,396
Total Liquidity	**$ 131,776**	**$ 99,919**

- Total liquidity of $131.8M at 3Q18 reflects:
  - $15.7M cash on hand
  - $116.1M of borrowing capacity
- New Secured $150M Revolver – 5 year facility
- Adequate liquidity/capacity to fund:
  - Working capital requirements
  - Pursue opportunistic acquisitions
- Contract assets of $43.6M at 3Q18
  - Represents revenue with corresponding profit recognized on products in process, but not yet invoiced to the customer as a result of adopting the new revenue recognition standard

CLOSING REMARKS

- Fundamentals of all three business segments remain strong
- Continue to work on operational and organization improvements to drive profitable growth
- Focused on sales growth and operational improvements
- Long-term goals remain intact and achievable
- Spartan team determined to deliver exceptional growth in sales and profitability and increasing shareholder value

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted adjusted EBITDA, and forecasted adjusted earnings per share, which are all non-GAAP financial measures. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this release such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our operations, various items related to business acquisition and strategic planning activities, and the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017.

We present the non-GAAP measures adjusted EBITDA, adjusted net income and adjusted earnings per share because we consider them to be important supplemental measures of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. The presentation of adjusted net income and adjusted earnings per share enables investors to better understand our operations by removing the impact of tax adjustments, including the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017, and other items that we believe are not indicative of our longer term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of these disclosures.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. In addition, non-GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, and comparing our financial performance with our peers. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended March 31,	
Spartan Motors, Inc.	**2018**	**2017**
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($1,098)
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Deferred tax asset valuation allowance	74	466
Tax effect of adjustments	315	(719)
Adjusted net income attributable to Spartan Motors, Inc.	$3,265	$1,264
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($1,098)
Add (subtract):		
Depreciation and amortization	2,452	2,325
Taxes on income	(48)	83
Interest expense	323	264
EBITDA	$6,921	$1,574
Add (subtract):		
Restructuring charges	20	642
Acquisition related expenses	162	672
Impact of acquisition adjustment for net working capital	(1,500)	-
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Adjusted EBITDA	$5,603	$4,189
Diluted net earnings (loss) per share	$0.12	($0.03)
Add (subtract):		
Restructuring charges	-	0.02
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of step-up in inventory value resulting from acquisition	-	0.01
Impact of acquisition adjustment for net working capital	(0.04)	-
Acquisition related expenses	-	0.02
Deferred tax asset valuation allowance	-	0.01
Tax effect of adjustments	0.01	(0.02)
Adjusted Diluted net earnings per share	$0.09	$0.04

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended June 30,	
Spartan Motors, Inc.	**2018**	**2017**
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(693)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Tax effect of adjustments	(178)	-
Adjusted net income attributable to Spartan Motors, Inc.	$4,314	$2,362
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Depreciation and amortization	2,586	2,365
Taxes on income	1,537	92
Interest expense	270	129
EBITDA	$8,133	$3,710
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(693)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Adjusted EBITDA	$8,885	$4,948
Diluted net earnings per share	$0.11	$0.03
Add (subtract):		
Restructuring charges	0.02	0.01
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of acquisition adjustments for net working capital and contingent liability	(0.02)	-
Acquisition related expenses	0.01	-
Recall expense	(0.01)	-
Long-term strategic planning expenses	0.02	-
Tax effect of adjustments	(0.01)	-
Adjusted diluted net earnings per share	$0.12	$0.07

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended September 30,	
Spartan Motors, Inc.	**2018**	**2017**
Net income attributable to Spartan Motors, Inc.	$5,243	$13,470
Add (subtract):		
Restructuring charges	501	232
Impact of acquisition on timing of chassis revenue recognition	-	108
Acquisition related expenses	267	354
Recall expense	112	(368)
Long term strategic planning expenses	277	-
Litigation settlement	321	-
Deferred tax asset valuation allowance	(373)	(6,295)
Tax effect of adjustments	(360)	(98)
Adjusted net income attributable to Spartan Motors, Inc.	$5,988	$7,403
Net income attributable to Spartan Motors, Inc.	$5,243	$13,470
Add (subtract):		
Depreciation and amortization	2,600	2,645
Taxes on income	1,037	(3,736)
Interest expense	225	189
EBITDA	$9,105	$12,568
Add (subtract):		
Restructuring charges	501	232
Impact of acquisition on timing of chassis revenue recognition	-	108
Acquisition related expenses	267	354
Recall expense	112	(368)
Long term strategic planning expenses	277	-
Litigation settlement	321	-
Adjusted EBITDA	$10,583	$12,894
Diluted net earnings per share	$0.15	$0.38
Add (subtract):		
Restructuring charges	0.01	0.01
Litigation settlement	0.01	-
Acquisition related expenses	0.01	0.01
Recall expense	-	(0.01)
Long term strategic planning expenses	0.01	-
Deferred tax asset valuation allowance	(0.01)	(0.18)
Tax effect of adjustments	(0.01)	-
Adjusted diluted net earnings per share	$0.17	$0.21

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2018		
	Low	Mid	High
Net income	$ 14,448	$ 15,448	$ 16,448
Add:			
Depreciation and amortization	10,310	10,310	10,310
Interest expense	967	967	967
Taxes	2,609	2,609	2,609
EBITDA	$ 28,334	$ 29,334	$ 30,334
Add (subtract):			
Restructuring and other charges, net	966	966	966
Adjusted EBITDA	$ 29,300	$ 30,300	$ 31,300
Earnings per share	$ 0.41	$ 0.44	$ 0.47
Add:			
Restructuring and other charges, net	0.03	0.03	0.03
Less tax effect of adjustments	(0.02)	(0.02)	(0.02)
Adjusted earnings per share	$ 0.42	$ 0.45	$ 0.48


SPARTAN
THANK YOU